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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - February 7, 2005

                            KENDLE INTERNATIONAL INC.

               (Exact name of registrant as specified in charter)


            OHIO                       000-23019                 31-1274091
(STATE OF OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION No.)

                441 VINE STREET, SUITE 1200, CINCINNATI, OH 45202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 381-5500

              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 7, 2005, Kendle International Inc. announced a new date for release of its fourth quarter and year end 2004 results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.




ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

     Exhibit No.           Description
     -----------           -------------------------------------------------
        99.1               Press release issued by Kendle International Inc.
                           on February 7, 2005.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Kendle International Inc.


Date:  February 7, 2005                            /s/ Karl Brenkert III
                                                   ----------------------------
                                                   Karl Brenkert III
                                                   Senior Vice President -
                                                   Chief Financial Officer





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                                  EXHIBIT INDEX



Exhibit Number           Description
--------------           -------------------------------------------------

99.1                     Press release issued by Kendle International Inc.
                         on February 7, 2005